UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2022

NorthWestern Corporation
(Exact name of registrant as specified in its charter)

Delaware			1-10499	46-0172280
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)
3010 W. 69th Street	Sioux Falls	South Dakota		57108
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: 605-978-2900

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	NWE	Nasdaq Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02    Results of Operations and Financial Condition

On July 27, 2022, NorthWestern Corporation d/b/a NorthWestern Energy (Nasdaq: NWE) (the “Company”) issued a press release (the “Press Release”) discussing financial results for the quarter ended June 30, 2022, and affirming its 2022 earnings guidance of $3.20 – $3.40 per diluted share. Assumptions concerning the earnings guidance can be found in the Press Release, which is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
The information in this Current Report on Form 8-K provided under Item 2.02 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information provided under Item 2.02 in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 7.01 Regulation FD Disclosure.
As previously announced and as stated in the Press Release, the Company will host an investor conference call and webcast on July 28, 2022, at 3:30 p.m. Eastern time to review its financial results. During the conference call, Robert C. Rowe, chief executive officer, Brian B. Bird, president and chief operating officer, and Crystal D. Lail, vice president and chief financial officer of the Company, will make a slide presentation (the "Investor Call Presentation") concerning the Company's financial results.
A live webcast of the investor conference call can be accessed from the Company’s website at www.northwesternenergy.com/earnings-registration. To listen and view the slideshow presentation, please go to the site at least 10 minutes in advance of the call to register. An archived webcast will be available shortly after the call and will be available for one year.
A copy of the Investor Call Presentation is being furnished pursuant to Regulation FD as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The information in the presentation shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the presentation shall not be deemed to be incorporated by reference into the Company's filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except as set forth with respect thereto in any such filing.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description of Document
99.1*	Press Release, dated July 27, 2022
99.2*	Investor Call Presentation, dated July 28, 2022

* filed herewith

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthWestern Corporation

By:	/s/ Timothy P. Olson
Timothy P. Olson
Corporate Secretary
Date: July 28, 2022